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                                  United States
                       Securities And Exchange Commission
                             Washington, D. C. 20549

                                 ______________

                                    FORM 8-K
                                 ______________

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2003


                                 SciQuest, Inc.
               (Exact name of Registrant as specified in charter)

          Delaware                        0-27803                 56-2127592
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)

      5151 McCrimmon Parkway, Suite 216, Morrisville, NC             27560
          (Address of principal executive offices)                 (zip code)

                                 (919) 659-2100
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

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Item 7(c).  Exhibits.

99.1     Text of Press Release of SciQuest, Inc., dated April 29, 2003.

Item 9.  Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition.

On April 29, 2003, SciQuest, Inc. issued the press release referenced above announcing its operating results for the three-month period ending on March 31, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SCIQUEST, INC.


                                     By:      /s/ James J. Scheuer
                                         ---------------------------------------
                                         James J. Scheuer
                                         Chief Financial Officer
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)

                                     Date:  April 29, 2003